UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 6, 2006

Avon Products, Inc.

(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas

New York, New York 10105-0196

(Address of principal executive offices) (Zip Code)

(212) 282-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 6, 2006, Avon Products, Inc. (the “Company”) entered into an Amendment to Susan J. Kropf’s Restricted Stock Unit Award Agreement dated March 31, 2006 (the “Amendment”). The Amendment provides that the non-vested portion of Ms. Kropf’s outstanding restricted stock units will vest on December 31, 2006 and be settled on March 31, 2009, in connection with Ms. Kropf’s retirement from the Company.

The foregoing does not constitute a complete summary of the terms of the Amendment, and reference is made to the complete text of the Amendment, which is attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit 10.1	December 6, 2006 Amendment to Avon Products, Inc. Restricted Stock Unit Award Agreement dated March 31, 2006 of Susan J. Kropf

(Page 2 of 3 Pages)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/Gilbert L. Klemann, II
Gilbert L. Klemann, II
Senior Vice President and General Counsel

Date: December 12, 2006

(Page 3 of 3 Pages)

EXHIBIT INDEX

Exhibit No.	Description
10.1	December 6, 2006 Amendment to Avon Products, Inc. Restricted Stock Unit Award Agreement dated March 31, 2006 of Susan J. Kropf